      As filed with the Securities and Exchange Commission on May 14, 2001
                                                      Registration No. 333-_____
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                             KLA-TENCOR CORPORATION
             (Exact name of Registrant as specified in its charter)

                              --------------------

        DELAWARE                                        04-2564110
------------------------                 ---------------------------------------
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                                 160 RIO ROBLES
                               SAN JOSE, CA 95134
                    (Address of Principal Executive Offices)

                              --------------------

                         2000 NONSTATUTORY STOCK OPTION
                                      PLAN
                            (Full title of the plan)

                              --------------------

                                STUART J. NICHOLS
                       VICE PRESIDENT AND GENERAL COUNSEL
                             KLA-TENCOR CORPORATION
                                 160 RIO ROBLES
                               SAN JOSE, CA 95134
                     (Name and address of agent for service)
                                 (408) 875-4200
          (Telephone number, including area code, of agent for service)

                              --------------------

                                    Copy to:
                             Larry W. Sonsini, Esq.
                              Bret M. DiMarco, Esq.
                     WILSON SONSINI GOODRICH & ROSATI, P.C.
                               650 Page Mill Road
                            Palo Alto, CA 94304-1050
                                 (650) 493-9300

                              --------------------

                                                CALCULATION OF REGISTRATION FEE
=================================================================================================================================
                                                       AMOUNT        PROPOSED MAXIMUM     PROPOSED MAXIMUM
                TITLE OF SECURITIES TO                 TO BE           OFFERING PRICE    AGGREGATE OFFERING        AMOUNT OF
                    BE REGISTERED                   REGISTERED(1)       PER SHARE(2)            PRICE           REGISTRATION FEE
------------------------------------------------- ----------------- ------------------- --------------------- -------------------
      Common Stock, $.001 par value (3)              5,600,000            $49.60          $277,760,000.00         $69,440.00
---------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of the Registrant's Common Stock that become issuable under the 2000 Nonstatutory Plan described herein (the "Plan") by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration that results in an increase in the number of the Registrant's outstanding shares of Common Stock.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) in accordance with Rule 457(h) under the Securities Act, on the basis of $49.60 per share, the average of the high and low prices per share of the Common Stock on the NASDAQ National Market on May 9, 2001.
(3) Associated with the Common Stock are Common Stock Purchase Rights that will not be exercisable until the occurrence of certain prescribed events, none of which has occurred.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         KLA-Tencor Corporation (the "Company" or the "Registrant") hereby incorporates the following documents by reference in this registration statement:

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000, filed on September 28, 2000;

         (b) The Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000, filed on November 14, 2000;

         (c) The Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2000, filed on February 14, 2001;

         (d)  The Company's Current Report on Form 8-K, filed on December 20,
              2000;

         (e)  The Company's Current Report on Form 8-K, filed on March 21, 2001;

         (f) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in (a) above;

         (g) Item 1 of the Company's Registration Statement on Form 8-A, filed on March 29, 1989;

         (h) Item 1 of the Company's Amendment No. 2 to its Registration Statement on Form 8-A/A, filed on September 24, 1996; and

         (i) All other descriptions of the Company's Common Stock contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, on or after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145(a) of the Delaware General Corporation Law (the "DGCL") provides in relevant part that "[a] corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful." With respect to derivative actions, Section 145(b) of the DGCL provides in relevant part that "[a] corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor... [by reason of his service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper."

         The Registrant's Amended and Restated Certificate of Incorporation provides that to the fullest extent permitted by the DGCL, no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. The Amended and Restated Certificate of Incorporation also provides that no amendment or repeal of such provision shall apply to or have any effect on the right to indemnification permitted thereunder with respect to claims arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal whether asserted before or after such amendment or repeal.

         The Registrant's Bylaws provide that the Registrant shall indemnify to the fullest extent permitted by the DGCL each of its directors, officers, employees and other agents against expenses actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the Registrant.

         The Registrant has entered into indemnification agreements with its directors and executive officers and intends to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable

ITEM 8. EXHIBITS.

       EXHIBIT
       NUMBER                                        DESCRIPTION
     ----------                                 ---------------------
         4.1*              Amended and Restated Certificate of Incorporation of the Company
         4.2**             Bylaws of the Company, as amended
         4.3***            2000 Nonstatutory Stock Option Plan
         5.1               Opinion of counsel as to legality of securities being registered
        23.1               Consent of independent accountants
        23.2               Consent of counsel (contained in Exhibit 5.1)
        24.1               Power of attorney

-----------

* Incorporated by reference to Exhibit 3.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2000, filed on February 14, 2001 (File No. 000-09992).

** Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-8, filed on December 4, 1998 (File No. 333-68415).

*** Incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2000, filed on February 14, 2001 (File No. 000-09992).


ITEM 9. UNDERTAKINGS.

         (a)  The undersigned Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are incorporated by reference in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

THE REGISTRANT

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on May 14, 2001.

KLA-TENCOR CORPORATION

/s/ Stuart J. Nichols
-----------------------------------------------------
Stuart J. Nichols, Vice President and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                   Signature                                    Title                               Date
          Principal Executive Officer:


           /s/ Kenneth L. Schroeder                 President and Chief Executive               May 14, 2001
           -------------------------                           Officer
              Kenneth L. Schroeder

Principal Financial and
   Accounting Officer:

           /s/ John Kispert                          Executive Vice President and               May 14, 2001
           -------------------------                   Chief Financial Officer
                 John Kispert

                   Signature                                    Title                               Date
                   Directors:

           /s/ Kenneth Levy                       Chairman of the Board and Director            May 14, 2001
           -------------------------
                  Kenneth Levy

           /s/ Edward W. Barnholt                              Director                         May 14, 2001
           -------------------------
               Edward W. Barnholt

           /s/ Richard J. Elkus, Jr.                           Director                         May 14, 2001
           -------------------------
             Richard J. Elkus, Jr.

           /s/ Dean O. Morton                                  Director                         May 14, 2001
           -------------------------
                 Dean O. Morton

           /s/ Jon D. Tompkins                                 Director                         May 14, 2001
           -------------------------
                Jon D. Tompkins

           /s/ Lida Urbanek                                    Director                         May 14, 2001
           -------------------------
                  Lida Urbanek

           /s/ H. Raymond Bingham                              Director                         May 14, 2001
           -------------------------
               H. Raymond Bingham

           /s/ Kenneth L. Schroeder                            Director                         May 14, 2001
           -------------------------
              Kenneth L. Schroeder

           /s/ Robert T. Bond                                  Director                         May 14, 2001
           -------------------------
                 Robert T. Bond

       *By /s/ Stuart J. Nichols
           -------------------------
               Stuart J. Nichols
                Attorney-in-Fact

A majority of the members of the Board of Directors.

                                INDEX TO EXHIBITS

       EXHIBIT
       NUMBER                                        DESCRIPTION
     ----------                                 ---------------------
         4.1*              Amended and Restated Certificate of Incorporation of the Company
         4.2**             Bylaws of the Company, as amended
         4.3***            2000 Nonstatutory Stock Option Plan
         5.1               Opinion of counsel as to legality of securities being registered
        23.1               Consent of independent accountants
        23.2               Consent of counsel (contained in Exhibit 5.1)
        24.1               Power of attorney

-----------

* Incorporated by reference to Exhibit 3.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2000, filed on February 14, 2001 (File No. 000-09992).

** Incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form S-8, filed on December 4, 1998 (File No. 333-68415).

*** Incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2000, filed on February 14, 2001 (File No. 000-09992).